UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 14, 2011

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 14, 2011, we announced the principal amounts of certain of our outstanding senior notes that have been tendered as of the expiration date under the previously announced cash tender offers for such notes.  We also announced that we had accepted for purchase certain of these tendered notes.  A copy of the press release is attached as Exhibit 99.A.  Additionally, our wholly owned subsidiary, El Paso Tennessee Pipeline Co. (“EPTP”), announced the principal amounts of certain of its outstanding debentures that have been tendered as of the expiration date under the previously announced cash tender offers for such debentures, and that EPTP had accepted for purchase certain of these debentures.  A copy of this press release is attached as Exhibit 99.B.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.A	Press Release of El Paso Corporation dated April 14, 2011.
99.B	Press Release of El Paso Tennessee Pipeline Co. dated April 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

	By:	/s/ John R. Sult
John R. Sult
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated: April 14, 2011.

 EXHIBIT INDEX

Exhibit Number	Description

99.A	Press Release of El Paso Corporation dated April 14, 2011.
99.B	Press Release of El Paso Tennessee Pipeline Co. dated April 14, 2011.